Exhibit 10.8

AMENDMENT NUMBER THREE

TO THE

REWARDS NETWORK INC.

2006 NON-EMPLOYEE DIRECTOR AWARDS PROGRAM

WHEREAS, Rewards Network Inc., a Delaware corporation (the “Corporation”), has heretofore adopted and maintains the Rewards Network Inc. 2006 Non-Employee Director Awards Program (the “Program”); and

WHEREAS, the Board of Directors of the Corporation has retained the power to amend the Program.

NOW THEREFORE, pursuant to the power of amendment contained in Section 8.3 of the Program, the Program is hereby amended, effective as of the date hereof, as follows:

1. The definition of “Plan” in Article II of the Program is hereby amended in its entirety to read as follows:

“Plan” means the Corporation’s 2006 Long-Term Incentive Plan, as the same may be amended from time to time.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed by its duly authorized officer on this 16th day of August, 2010.

REWARDS NETWORK INC.

By: /s/ Ronald L. Blake
Name: Ronald L. Blake
Title: President and CEO